                        SEMIANNUAL REPORT / APRIL 30 2001

                             AIM GLOBAL INCOME FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

                       THE WATER LILY POND BY CLAUDE MONET

             AIM GLOBAL INCOME FUND IS BRIDGING CONTINENTS TO BRING

           SHAREHOLDERS NEW INVESTMENT OPPORTUNITIES. WIDE OCEANS ARE

              NOW NO MORE OF A BARRIER TO GLOBAL INVESTING THAN THE

         TRANQUIL POND DEPICTED IN MONET'S PAINTING. THE MANAGEMENT TEAM

              HAS CONSTRUCTED A DIVERSE PORTFOLIO OF GOVERNMENT AND

                     CORPORATE BONDS FROM AROUND THE WORLD.

                      -------------------------------------

AIM Global Income Fund is for shareholders who seek a high level of current income. The fund invests in a portfolio of debt issued by U.S. and foreign governments and corporations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Income Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o   Had the advisor not waived fees, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o In addition to returns as of the close of the reporting period, found later in this report, industry regulations require us to provide the fund's average annual total returns (including sales charges) for the period ended 3/31/01 (the most recent calendar quarter-end), which are as follows. Class A shares, inception (9/15/94), 5.45%; five years, 3.36%; one year, -2.14%. Class B shares, inception (9/15/94), 5.67%; five years, 3.50%; one year, -2.74%. Class C shares, inception (8/4/97), 1.78%; one year, 1.08%.
o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.
o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and sales charges and annualized.
o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal and income than do U.S. Treasury securities such as bills, notes and bonds, which offer a high degree of safety and are guaranteed as to the repayment of principal and interest by the government if held to maturity.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Salomon Brothers World Government Bond Index represents the performance of fixed-rate foreign-government debt securities of developed countries with a remaining maturity of one year or longer.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED
      NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                             AIM GLOBAL INCOME FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The six months ended April 30, 2001, the period covered by this report, were among the most difficult we have seen in equity markets in years. Major indexes, both foreign and
   [PHOTO OF        domestic, posted negative returns, with the technology
   ROBERT H.        sector and large-cap growth stocks hardest hit. By contrast,
   GRAHAM]          most segments of the bond market turned in positive returns.
                        What's the lesson? Well, just as the dot-com disaster
                    taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                        During the long bull market, which ran from 1982 until
                    last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                             AIM GLOBAL INCOME FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

AIM GLOBAL INCOME FUND POSTS STRONG PERFORMANCE DESPITE VOLATILE EQUITY MARKETS

IN VIEW OF THE PERIOD'S VOLATILITY, HOW WAS THE FUND'S PERFORMANCE?
The fund continued to provide its shareholders with attractive current income. As of April 30, 2001, its 30-day distribution rates at maximum offering price were 6.72% for Class A shares and 6.52% for Class B and Class C shares. The fund's 30-day SEC yield at maximum offering price was 6.37% for Class A shares and 6.19% for Class B and Class C shares.
    The bond market, which had been battered for about a year and a half, experienced an encouraging upturn after the Federal Reserve Board (the Fed) began cutting interest rates in January. Thanks in part to this boost, the fund posted six-month total returns (excluding sales charges) of 3.72% for Class A shares and 3.34% for Class B and Class C shares, handily surpassing the 2.06% return of its benchmark, the Salomon Brothers World Government Bond Index.

WHAT TRENDS AFFECTED BONDS DURING THE REPORTING PERIOD?
Stock-market volatility and economic uncertainty fostered a global shift toward increased risk aversion during the period. Further, toward the end of 2000 the U.S. economy decelerated much more abruptly than many expected, which prompted the Fed to begin a series of interest-rate reductions in early 2001 to stimulate economic growth. By the close of the reporting period, the Fed had cut the federal funds rate four times to 4.5% from 6.5%.
    While these events benefited bonds of all stripes, U.S. investment-grade debt markets did particularly well and even the beleaguered U.S. high-yield market rebounded sharply for a time, only to fall victim once again to increased economic uncertainty in the last three months of the reporting period.
    Due to currency movements, Europe and Asia provided somewhat mixed results during the period. While Europe was strong during the first four months of the reporting period, returns weakened considerably in 2001 as the dollar strengthened against the euro. In Asia, the spotlight was on Japan, where concern again arose about the country's ability to avoid recession. This caused the Japanese bond market in un-hedged terms to decline during the period.

WHAT WAS HAPPENING WITH DOMESTIC BONDS?
U.S. bond markets were characterized by several events. Credit markets rebounded strongly and led all other sectors in performance during the period. This was a reversal from prior periods when government bonds led performance. Interest-rate declines in the period led to strong performance in short- and intermediate-maturity bonds as shorter-term securities are more sensitive to declining interest rates. Finally, longer-duration securities were negatively affected as the yield curve shifted to a positive slope and the segment 10 years and longer experienced rising yields. Since the beginning of the year, the 30-year Treasury bond yield increased from 5.46% to 5.77% at the end of the reporting period.
    Investment-grade corporate bonds were the best performers during the six-month period ended April 30, 2001, and Treasury issues also did well. High-yield bonds could not overcome continued concern about the economy and lagged other fixed-income sectors during the period, according to Lehman Brothers.

HOW DID NON-U.S. MARKETS FARE?
Despite continued strength in the U.S. dollar, non-U.S. markets performed quite well in the reporting period. Interest-rate reductions in the United States were followed by similar moves by several central banks and non-U.S. bond markets followed U.S. markets with their own powerful rallies.
    Returns were generally positive for European markets while the Asia-Pacific region showed mixed results due to uncertainties surrounding the Japanese economy, which caused the yen to weaken during the period. In unhedged terms, the Asia-Pacific region produced negative returns; however, the bulk of this negative performance was due solely to Japan as most of the other countries in the region posted positive unhedged returns. In hedged terms, the Asia-Pacific region was actually positive for the period, according to Lehman Brothers.

WHAT STEPS DID THE FUND TAKE TO RESPOND TO THESE CHALLENGES?
The fund was well positioned to benefit from the events in the period. Its largely investment-grade exposure, approximately 74% of the fund, benefited from the investment-grade rally sparked by lower interest rates. Further, the fund's non-U.S. exposure was largely hedged, which benefited performance as the U.S. dollar strengthened against the euro in the second half of the reporting period. Finally, the fund's duration, slightly longer than that of its benchmark, also benefited the fund as interest rates fell during the period.

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (9/15/94)               5.19%
  5 years                           3.06
  1 year                           -0.70*
  *4.26% excluding sales charges

CLASS B SHARES
  Inception (9/15/94)               5.41%
  5 years                           3.21
  1 year                           -1.26*
  *3.59% excluding CDSC

CLASS C SHARES
  Inception (8/4/97)                1.40%
  1 year                            2.62*
  *3.59% excluding CDSC

Past performance cannot guarantee comparable future results.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
================================================================================

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL INCOME FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

================================================================================
                                                            % of
TOP 10 HOLDINGS                         COUPON  MATURITY  PORTFOLIO
--------------------------------------------------------------------------------
 1 Federal Home Loan Mortgage Corp.      7.00%   06/30      4.38%

 2 Canadian Government                   6.00    06/08      2.28

 3 Uruguay (Republic of)                 7.88    07/27      1.80

 4 Associates Corp. of North America     6.95    11/18      1.71

 5 Hellenic Republic                     6.00    05/10      1.36

 6 Waste Management, Inc.                7.10    08/26      1.26

 7 Niagara Mohawk Power Corp.--Series H  8.50    07/10      1.26

 8 Federal National Mortgage Assoc.      6.38    08/07      1.22

 9 CSC Holdings Inc.                     7.88    12/07      1.17

10 AOL Time Warner Inc.                 9.150    02/23      1.14

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

================================================================================

PORTFOLIO COMPOSITION

                                   [PIE CHART]

                                     [PHOTO]

================================================================================
Non-U.S. Dollar
Denominated Bonds                       13.50%

Domestic Corporate Bonds                68.13%

Yankee Bonds                            13.31%

Mortgage-Backed Securities & Other       5.06%
================================================================================

    Hurting the fund's performance during the period was the fund's high-yield exposure. While staging an initial rally as the Fed lowered interest rates in early January, the sector fell victim to continuing economic uncertainty in the later part of the reporting period.

WHAT HOLDINGS LOOK INTERESTING?
We continue to like the credit markets of countries such as Canada, Australia and the United Kingdom. Our belief is that lower global interest rates will lead to strong performance in countries with strong fiscal discipline.
    In the United States, we see good possibilities in sectors such as financial institutions and communications. Two names in the financial institutions sector we like include Fannie Mae, a leader in the nation's housing-finance system that buys consumer mortgage loans made by other financial companies to replenish their lendable funds; and Associates Corp., which is active in home mortgages, credit cards, personal loans, insurance, business financing and other financial services. A company we like in the communications sector is CSC Holdings. This company owns and operates cable-television systems in seven states, as well as subsidiaries active in movie theaters and retail electronics.

HOW WERE CONDITIONS AT THE END OF THE REPORTING PERIOD ON APRIL 30?
Conditions remained attractive for fixed-income investors. In terms of fixed-income markets, the environment continued to favor global credit sectors as central banks worked to engineer a rebound in global economic growth. In addition to the possibility of more interest-rate cuts, it appeared that in the United States, the Bush administration would succeed in getting a tax-relief package passed in Congress. Both these events could enhance the overall attractiveness of global financial assets, including stocks and bonds.
    In the United States, inflation continues to remain low after excluding the volatile energy component, and unemployment, while rising moderately, remains low from a historical perspective. Unemployment remains a concern, however, in that should the unemployment rate increase sharply, consumers might reduce spending. That could spark further economic weakness and again raise the possibility of a recession.
    In non-U.S. markets, the outlook also remains positive. While the European Central Bank initially disappointed markets by not lowering interest rates in tandem with the U.S. central bank, toward the close of the reporting period interest-rate cuts were in progress.

--------------------------------------------------------------------------------
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electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL INCOME FUND

                   SEMIANNUAL REPORT / FOR YOUR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                             AIM GLOBAL INCOME FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
U.S. DOLLAR DENOMINATED BONDS &
  NOTES-81.44%

AIRLINES-1.55%

Air 2 US-Series C, Equipment Trust
  Ctfs., 10.13%, 10/01/20 (Acquired
  10/28/99; Cost $450,000)(a)        $  450,000   $    473,229
--------------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 10.38%, 12/15/22                500,000        525,590
--------------------------------------------------------------
  Unsec. Notes, 7.90%, 12/15/09       1,000,000        945,210
--------------------------------------------------------------
Dunlop Standard Aerospace Holdings
  PLC (United Kingdom), Sr. Unsec.
  Sub. Yankee Notes, 11.88%,
  05/15/09                              530,000        564,450
==============================================================
                                                     2,508,479
==============================================================

AUTOMOBILES-0.38%

General Motors Corp., Notes, 7.20%,
  01/15/11                              600,000        608,448
==============================================================

BANKS (MAJOR REGIONAL)-1.72%

BB&T Corp., RAPS Sub. Notes, 6.38%,
  06/30/05                              850,000        846,846
--------------------------------------------------------------
Crestar Financial Corp., Sub.
  Notes, 8.75%, 11/15/04                 75,000         82,340
--------------------------------------------------------------
Firstar Bank N.A., Unsec. Sub.
  Notes, 7.13%, 12/01/09              1,000,000      1,027,770
--------------------------------------------------------------
Midland Bank PLC (United Kingdom),
  Unsec. Sub. Yankee Notes, 7.65%,
  05/01/25                              280,000        295,602
--------------------------------------------------------------
Regions Financial Corp., Putable
  Sub. Notes, 7.75%, 09/15/24           500,000        521,270
==============================================================
                                                     2,773,828
==============================================================

BANKS (MONEY CENTER)-3.02%

Bank of America Corp., Sub. Notes,
  9.38%, 09/15/09                     1,300,000      1,493,388
--------------------------------------------------------------
BSCH Issuances Ltd. (Cayman
  Islands), Gtd. Sub. Yankee Bonds,
  7.63%, 09/14/10                       800,000        822,512
--------------------------------------------------------------
First Union Corp., Putable Unsec.
  Sub. Deb., 6.55%, 10/15/35          1,500,000      1,511,250
--------------------------------------------------------------
  7.50%, 04/15/35                     1,000,000      1,041,550
==============================================================
                                                     4,868,700
==============================================================

BANKS (REGIONAL)-2.30%

Bank United-Series A, Medium Term
  Notes, 8.00%, 03/15/09              1,000,000      1,053,920
--------------------------------------------------------------
NBD Bank N.A. Michigan, Putable
  Unsec. Sub. Deb., 8.25%, 11/01/24   1,350,000      1,466,910
--------------------------------------------------------------
U.S. Bancorp, Unsec. Sub. Deb.,
  7.50%, 06/01/26                     1,000,000      1,044,780
--------------------------------------------------------------
Union Planters Bank N.A., Unsec
  Sub. Notes, 6.50%, 03/15/08           155,000        146,712
==============================================================
                                                     3,712,322
==============================================================

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
BROADCASTING (TELEVISION, RADIO &
  CABLE)-8.80%

Adelphia Communications Corp., Sr.
  Unsec. Notes, 10.88%, 10/01/10     $  700,000   $    738,500
--------------------------------------------------------------
AT&T Corp.-Liberty Media Corp.,
  Sr. Unsec. Bonds, 7.88%, 07/15/09     835,000        800,314
--------------------------------------------------------------
  Sr. Unsec. Deb., 8.25%, 02/01/30    1,050,000        925,218
--------------------------------------------------------------
British Sky Broadcasting Group PLC
  (United Kingdom), Sr. Unsec. Gtd
  Yankee Notes, 8.20%, 07/15/09         165,000        162,606
--------------------------------------------------------------
Charter Communications Holdings,
  LLC/Charter Communications
  Holdings Capital Corp., Sr.
  Unsec. Sub. Notes,
  10.75%, 10/01/09                      690,000        748,650
--------------------------------------------------------------
  11.13%, 01/15/11                      290,000        314,650
--------------------------------------------------------------
Cox Enterprises, Inc.,
  Notes, 8.00%, 02/15/07 (Acquired
  02/16/00; Cost $297,759)(a)           300,000        312,519
--------------------------------------------------------------
CSC Holdings Inc.,
  Sr. Unsec. Deb.,
    7.63%, 07/15/18                   1,000,000        907,430
--------------------------------------------------------------
    7.88%, 02/15/18                   1,000,000        930,290
--------------------------------------------------------------
  Sr. Unsec. Notes,
    7.25%, 07/15/08                     670,000        647,119
--------------------------------------------------------------
    7.63%, 04/01/11 (Acquired
      03/15/01; Cost $747,593)(a)       750,000        733,530
--------------------------------------------------------------
    7.88%, 12/15/07                   1,875,000      1,879,650
--------------------------------------------------------------
    Series B, 8.13%, 07/15/09         1,300,000      1,318,057
--------------------------------------------------------------
Fox Family Worldwide, Inc., Sr.
  Unsec. Disc. Notes, 10.25%,
  11/01/07(b)                           940,000        813,100
--------------------------------------------------------------
Lenfest Communications, Inc., Sr.
  Unsec. Sub. Notes, 8.25%,
  02/15/08                              650,000        676,175
--------------------------------------------------------------
NTL Inc.-Series B, Sr. Notes,
  11.50%, 02/01/06                    1,120,000        968,800
--------------------------------------------------------------
Shaw Communications Inc. (Canada),
  Sr. Unsec. Unsub. Yankee Notes,
  7.25%, 04/06/11                       500,000        487,065
--------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec
  Deb., 8.75%, 08/01/15                 750,000        834,180
==============================================================
                                                    14,197,853
==============================================================

COMPUTERS (NETWORKING)-0.25%

Exodus Communications, Inc., Sr.
  Unsec. Notes, 11.25%, 07/01/08        510,000        396,525
==============================================================

COMPUTERS (PERIPHERALS)-0.10%

Equinix, Inc., Sr. Unsec. Notes,
  13.00%, 12/01/07                      250,000        163,125
==============================================================

CONSUMER FINANCE-3.88%

American General Finance Corp., Sr.
  Putable Notes, 8.45%, 10/15/09        770,000        857,210
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
CONSUMER FINANCE-(CONTINUED)

CitiFinancial Credit Co., Unsec.
  Putable Notes, 7.88%, 02/01/25     $1,500,000   $  1,604,745
--------------------------------------------------------------
Ford Motor Credit Co., Unsec.
  Notes,
  6.88%, 02/01/06                       700,000        712,677
--------------------------------------------------------------
  7.38%, 10/28/09                     1,695,000      1,737,019
--------------------------------------------------------------
Household Finance Corp., Sr. Unsec.
  Notes,
  6.88%, 03/01/07                       900,000        922,383
--------------------------------------------------------------
  7.20%, 07/15/06                       400,000        417,964
==============================================================
                                                     6,251,998
==============================================================

ELECTRIC COMPANIES-6.28%

Allegheny Energy Supply Co. LLC,
  Notes, 7.80%, 03/15/11 (Acquired
  03/09/01; Cost $498,975)(a)           500,000        486,770
--------------------------------------------------------------
CILCORP, Inc., Sr. Unsec. Bonds,
  9.38%, 10/15/29                     1,000,000      1,099,390
--------------------------------------------------------------
Cleveland Electric Illuminating Co.
  (The),
  First Mortgage Bonds, 6.86%,
  10/01/08                              500,000        487,895
--------------------------------------------------------------
  Series D, Sr. Sec. Notes, 7.88%,
    11/01/17                          1,500,000      1,482,705
--------------------------------------------------------------
Commonwealth Edison Co.-Series 92,
  First Mortgage Bonds, 7.63%,
  04/15/13                            1,350,000      1,400,719
--------------------------------------------------------------
El Paso Electric Co.
  Series D, Sec. First Mortgage
    Bonds, 8.90%, 02/01/06              760,000        819,637
--------------------------------------------------------------
  Series E, Sec. First Mortgage
    Bonds, 9.40%, 05/01/11            1,000,000      1,061,300
--------------------------------------------------------------
Niagara Mohawk Power Corp.-Series
  H, Sr. Unsec. Disc. Notes, 8.50%,
  07/01/10(b)                         2,400,000      2,028,120
--------------------------------------------------------------
NRG Energy, Inc., Sr. Unsec. Notes,
  7.75%, 04/01/11                       325,000        327,301
--------------------------------------------------------------
PSEG Power LLC, Sr. Notes, 7.75%,
  04/15/11 (Acquired 04/09/01; Cost
  $538,634)(a)                          540,000        543,839
--------------------------------------------------------------
Public Service Company of New
  Mexico-Series A, Sr. Unsec.
  Notes, 7.10%, 08/01/05                120,000        117,827
--------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec.
  Notes, 6.25%, 01/15/09                300,000        272,841
==============================================================
                                                    10,128,344
==============================================================

ELECTRICAL EQUIPMENT-0.68%

General Electric Capital
  Corp.-Series A, Medium Term
  Notes,
  5.38%, 04/23/04                       500,000        502,590
--------------------------------------------------------------
  6.13%, 02/22/11                       600,000        594,534
==============================================================
                                                     1,097,124
==============================================================

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.76%

Israel Electric Corp. Ltd.
  (Israel), Yankee Deb., 7.75%,
  12/15/27 (Acquired
  06/09/00-01/04/01; Cost
  $1,242,623)(a)                      1,450,000      1,223,524
==============================================================

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
ENTERTAINMENT-2.57%

Callahan Nordrhein Westfalen
  (Germany), Sr. Unsec. Yankee
  Notes, 14.00%, 07/15/10 (Acquired
  06/29/00-03/22/01; Cost
  $557,388)(a)                       $  560,000   $    574,000
--------------------------------------------------------------
Time Warner Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%,
  02/01/24                              750,000        738,435
--------------------------------------------------------------
  Unsec. Deb.,
    9.13%, 01/15/13                     850,000        986,663
--------------------------------------------------------------
    9.15%, 02/01/23                   1,600,000      1,839,568
==============================================================
                                                     4,138,666
==============================================================

FINANCIAL (DIVERSIFIED)-5.98%

Associates Corp. of North America,
  Sr. Deb., 6.95%, 11/01/18           2,800,000      2,761,080
--------------------------------------------------------------
CIT Group, Inc. (The), Notes,
  6.50%, 02/07/06                       850,000        855,661
--------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Notes, 6.50%, 01/18/11   1,550,000      1,542,715
--------------------------------------------------------------
  Unsec. Sub. Notes, 7.25%,
  10/01/10                            1,565,000      1,625,972
--------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%,
  06/15/29 (Acquired 04/10/01; Cost
  $853,727)(a)                          820,000        862,009
--------------------------------------------------------------
Ford Holdings, Inc., Unsec. Gtd
  Unsub. Deb., 9.30%, 03/01/30          400,000        455,704
--------------------------------------------------------------
Pinnacle Partners, Sr. Notes,
  8.83%, 08/15/04 (Acquired
  08/02/00; Cost $1,000,000)(a)       1,000,000      1,028,360
--------------------------------------------------------------
Verizon Global Funding
  Corp.,-Series REGS, Conv. Euro
  Bonds, 4.25%, 09/15/05                500,000        509,436
==============================================================
                                                     9,640,937
==============================================================

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-1.11%

Ameristar Casinos, Inc., Sr. Sub.
  Notes, 10.75%, 02/15/09(c)            520,000        533,000
--------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr.
  Sec. Gtd. Notes, 11.25%, 05/01/07     350,000        377,562
--------------------------------------------------------------
Isle of Capri Casinos, Inc., Unsec.
  Gtd. Sub. Notes, 8.75%, 04/15/09      340,000        317,900
--------------------------------------------------------------
Park Place Entertainment Corp., Sr.
  Unsec. Sub. Notes, 8.88%,
  09/15/08                              550,000        565,125
==============================================================
                                                     1,793,587
==============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.17%

Warner Chilcott, Inc.-Series B, Sr.
  Unsec. Gtd. Notes, 12.63%,
  02/15/08                              250,000        276,250
==============================================================

HOMEBUILDING-0.32%

K Hovnanian Enterprises, Inc., Sr.
  Unsec. Gtd. Notes, 10.50%,
  10/01/07                              500,000        517,500
==============================================================

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-1.11%

Procter & Gamble Co. (The), Putable
  Deb., 8.00%, 09/01/24               1,575,000      1,795,453
==============================================================

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
INSURANCE (LIFE/HEALTH)-0.10%

Torchmark Corp., Notes, 7.88%,
  05/15/23                           $  165,000   $    162,466
==============================================================

INSURANCE (MULTI-LINE)-1.88%

AIG SunAmerica Global Financing II,
  Sr. Sec. Notes, 7.60%, 06/15/05
  (Acquired 06/08/00-04/16/01; Cost
  $913,832)(a)                          900,000        963,252
--------------------------------------------------------------
AIG SunAmerica Global Financing IV,
  5.85%, 02/01/06 (Acquired
  01/24/01; Cost $1,193,820)(a)       1,200,000      1,204,272
--------------------------------------------------------------
GE Global Insurance Holdings Corp.,
  Unsec. Notes, 7.75%, 06/15/30         800,000        857,904
==============================================================
                                                     3,025,428
==============================================================

INSURANCE (PROPERTY-CASUALTY)-0.80%

Florida Windstorm, Sr. Sec. Notes,
  7.13%, 02/25/19 (Acquired
  04/25/01; Cost $425,709)(a)           430,000        424,767
--------------------------------------------------------------
Terra Nova Insurance (United
  Kingdom) Holding, Sr. Unsec. Gtd.
  Yankee Notes,
  7.00%, 05/15/08                       500,000        429,170
--------------------------------------------------------------
  7.20%, 08/15/07                       500,000        444,940
==============================================================
                                                     1,298,877
==============================================================

INVESTMENT BANKING/BROKERAGE-0.48%

Lehman Brothers Holdings
  Inc.-Series E, Medium Term Disc.
  Notes, 9.37%, 02/10/28(d)           1,100,000        117,623
--------------------------------------------------------------
Salomon Smith Barney Holdings,
  Inc., Notes, 5.88%, 03/15/06          670,000        664,727
==============================================================
                                                       782,350
==============================================================

MANUFACTURING (DIVERSIFIED)-0.01%

Glenoit Corp., Sr. Unsec. Gtd. Sub.
  Notes, 11.00%, 04/15/07(e)            380,000          9,500
==============================================================

MANUFACTURING (SPECIALIZED)-0.19%

Tekni-Plex, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 12.75%,
  06/15/10                              365,000        301,125
==============================================================

METALS MINING-0.16%

Rio Algom Ltd. (Canada), Unsec.
  Yankee Deb., 7.05%, 11/01/05          250,000        251,760
==============================================================

NATURAL GAS-7.09%

Coastal Corp. (The), Sr. Putable
  Unsec. Deb., 6.70%, 02/15/27          900,000        900,279
--------------------------------------------------------------
Dynegy Inc., Sr. Unsec. Deb.,
  7.13%, 05/15/18                     1,100,000      1,003,189
--------------------------------------------------------------
Enron Corp.-Series A, Medium Term
  Notes, 8.38%, 05/23/05              1,300,000      1,371,279
--------------------------------------------------------------
KN Capital Trust I-Series B, Unsec.
  Gtd. Bonds, 8.56%, 04/15/27         1,000,000        956,980
--------------------------------------------------------------
Northern Border Partners, L.P.,
  Sr. Unsec. Gtd. Unsub. Notes,
  7.10%, 03/15/11 (Acquired
  03/14/01; Cost $599,208)(a)           600,000        583,620
--------------------------------------------------------------
  Series A, Sr. Gtd. Unsec. Unsub.
    Notes, 8.88%, 06/15/10            1,000,000      1,089,780
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
NATURAL GAS-(CONTINUED)

Nova Gas Transmission Ltd.
  (Canada), Yankee Deb., 8.50%,
  12/15/12                           $  450,000   $    492,799
--------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes,
  7.63%, 07/15/11                     1,125,000      1,167,345
--------------------------------------------------------------
TransCanada Pipelines Ltd.
  (Canada), Yankee Deb., 8.63%,
  05/15/12                            1,200,000      1,323,720
--------------------------------------------------------------
Williams Cos. (The), Notes, 6.75%,
  01/15/06 (Acquired 01/11/01; Cost
  $667,488)(a)                          670,000        664,814
--------------------------------------------------------------
Williams Gas Pipeline Center Inc.,
  Sr. Notes, 7.38%, 11/15/06
  (Acquired 02/15/01; Cost
  $1,239,360)(a)                      1,200,000      1,236,084
--------------------------------------------------------------
Williams Holdings of Delaware, Sr.
  Unsec. Deb., 6.25%, 02/01/06          670,000        654,530
==============================================================
                                                    11,444,419
==============================================================

OIL (DOMESTIC INTEGRATED)-0.78%

Phillips Petroleum Co., Unsec.
  Notes, 8.75%, 05/25/10              1,100,000      1,255,430
==============================================================

OIL (INTERNATIONAL
  INTEGRATED)-1.51%

Husky Oil Ltd. (Canada), Sr. Yankee
  Notes, 7.13%, 11/15/06                600,000        606,300
--------------------------------------------------------------
YPF Sociedad Anonima (Argentina),
  Yankee Bonds, 9.13%, 02/24/09         450,000        445,928
--------------------------------------------------------------
  Yankee Notes, 8.00%, 02/15/04       1,400,000      1,383,410
==============================================================
                                                     2,435,638
==============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-4.23%

First Wave Marine, Inc., Sr. Unsec.
  Notes, 11.00%, 02/01/08(e)            250,000         20,000
--------------------------------------------------------------
Global Marine Inc., Sr. Unsec.
  Notes, 7.13%, 09/01/07              1,200,000      1,221,276
--------------------------------------------------------------
National-Oilwell, Inc., Notes,
  6.50%, 03/15/11 (Acquired
  03/27/01; Cost $966,000)(a)         1,000,000        965,690
--------------------------------------------------------------
Petroleum Geo-Services A.S.A.
  (Norway),
  Sr. Unsec. Yankee Notes, 7.13%,
  03/30/28                            1,525,000      1,129,339
--------------------------------------------------------------
  Yankee Notes, 7.50%, 03/31/07       1,820,000      1,718,881
--------------------------------------------------------------
R & B Falcon Corp.-Series B, Sr.
  Unsec. Notes, 6.95%, 04/15/08       1,270,000      1,276,921
--------------------------------------------------------------
Smith International, Inc., Notes,
  6.75%, 02/15/11                       500,000        495,140
==============================================================
                                                     6,827,247
==============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-7.65%

Anadarko Petroleum Corp., Unsec.
  Putable Deb., 7.73%, 09/15/96       1,200,000      1,256,592
--------------------------------------------------------------
Anderson Exploration Ltd. (Canada),
  Unsec. Sub. Yankee Notes, 6.75%,
  03/15/11                              500,000        485,080
--------------------------------------------------------------
Burlington Resources Inc., Sr.
  Unsec. Gtd. Notes, 6.68%,
  02/15/11                              850,000        848,938
--------------------------------------------------------------
Canadian Occidental Petroleum
  (Canada), Unsec. Yankee Bonds,
  7.40%, 05/01/28                     1,655,000      1,555,634
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
OIL & GAS (EXPLORATION &
  PRODUCTION)-(CONTINUED)

Chesapeake Energy Corp., Sr. Notes,
  8.13%, 04/01/11 (Acquired
  03/30/01; Cost $894,830)(a)        $  910,000   $    887,250
--------------------------------------------------------------
Louis Dreyfus Natural Gas Corp.,
  Unsec. Notes, 6.88%, 12/01/07       1,000,000        984,310
--------------------------------------------------------------
Newfield Exploration Co., Sr.
  Unsec. Unsub. Notes, 7.63%,
  03/01/11                            1,800,000      1,795,500
--------------------------------------------------------------
Noble Affiliates Inc., Sr. Unsec.
  Deb., 7.25%, 08/01/97               1,200,000      1,074,600
--------------------------------------------------------------
Norcen Energy Resources Ltd.
  (Canada), Unsec. Notes, 7.38%,
  05/15/06                            1,200,000      1,255,932
--------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%,
  08/15/06                              400,000        418,836
--------------------------------------------------------------
Pioneer Natural Resources Co., Sr.
  Unsec. Notes, 8.25%, 08/15/07         620,000        624,297
--------------------------------------------------------------
Pogo Producing Co.-Series B, Sr.
  Unsec. Sub. Notes, 10.38%,
  02/15/09                              500,000        552,500
--------------------------------------------------------------
Talisman Energy Inc. (Canada),
  Unsec. Unsub. Yankee Deb., 7.13%,
  06/01/07                              250,000        255,518
--------------------------------------------------------------
Triton Energy Ltd. (Cayman
  Islands), Sr. Unsec. Yankee
  Notes, 8.88%, 10/01/07                325,000        340,438
==============================================================
                                                    12,335,425
==============================================================

OIL & GAS (REFINING &
  MARKETING)-0.52%

Petroleos Mexicanos (Mexico)-Series
  P, Putable Unsec. Unsub. Yankee
  Notes, 9.50%, 09/15/27                800,000        840,512
==============================================================
POWER PRODUCERS (INDEPENDENT)-1.26%
AES Corp. (The), Sr. Unsec. Notes,
  9.50%, 06/01/09                       700,000        731,500
--------------------------------------------------------------
Calpine Corp., Sr. Unsec. Notes,
  8.50%, 02/15/11                       850,000        850,000
--------------------------------------------------------------
Kincaid Generation LLC, Sec. Bonds,
  7.33%, 06/15/20 (Acquired
  04/30/98; Cost $498,091)(a)           487,886        446,889
==============================================================
                                                     2,028,389
==============================================================

PUBLISHING (NEWSPAPERS)-2.13%

News America Holdings, Inc.,
  Putable Notes, 8.45%, 08/01/34      1,500,000      1,546,320
--------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13      1,250,000      1,379,800
--------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Bonds,
    7.43%, 10/01/26                     500,000        508,195
==============================================================
                                                     3,434,315
==============================================================

RAILROADS-0.45%

CSX Corp., Sr. Unsec. Putable Deb.,
  7.25%, 05/01/27                       350,000        361,204
--------------------------------------------------------------
Railamerica Transportation Corp.,
  Sr. Unsec. Gtd. Sub. Notes,
  12.88%, 08/15/10                      375,000        365,625
==============================================================
                                                       726,829
==============================================================

REAL ESTATE INVESTMENT TRUSTS-0.60%

ERP Operating L.P., Unsec. Notes,
  7.13%, 10/15/17                       600,000        549,360
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
REAL ESTATE INVESTMENT TRUSTS-(CONTINUED)

Health Care REIT, Inc., Sr. Unsec.
  Notes, 7.63%, 03/15/08             $  200,000   $    175,722
--------------------------------------------------------------
Spieker Properties, Inc., Unsec
  Unsub. Deb., 7.35%, 12/01/17          250,000        236,595
==============================================================
                                                       961,677
==============================================================

RETAIL (SPECIALTY)-0.15%

Amazon.com, Inc., Conv. Unsec. Sub.
  Notes, 4.75%, 02/01/09 (Acquired
  01/29/99; Cost $501,875)(a)           500,000        249,375
==============================================================

RETAIL (SPECIALTY-APPAREL)-0.14%

Big 5 Corp.-Series B, Sr. Unsec.
  Notes, 10.88%, 11/15/07               250,000        231,250
==============================================================

SAVINGS & LOAN COMPANIES-0.70%

Sovereign Bancorp, Inc., Medium
  Term Sub. Notes, 8.00%, 03/15/03      600,000        602,544
--------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec.
  Unsub. Notes, 7.13%, 02/15/04         200,000        202,444
--------------------------------------------------------------
Washington Mutual, Inc., Sr. Unsec
  Sub. Notes, 8.25%, 04/01/10           300,000        323,994
==============================================================
                                                     1,128,982
==============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-0.39%

Avis Group Holdings, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  05/01/09                              200,000        226,500
--------------------------------------------------------------
United Rentals (North America)
  Inc., Sr. Unsec. Gtd. Notes,
  10.75%, 04/15/08
  (Acquired 04/12/01; Cost
  $400,000)(a)                          400,000        403,000
==============================================================
                                                       629,500
==============================================================

SERVICES (EMPLOYMENT)-0.14%

MSX International, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 01/15/08     260,000        234,000
==============================================================

SOVEREIGN DEBT-2.68%

Quebec (Province of) (Canada),
  Yankee Deb., 7.50%, 07/15/23        1,000,000      1,053,750
--------------------------------------------------------------
Republica Orient (Uruguay), Unsec.
  Yankee Bonds, 7.88%, 07/15/27       3,000,000      2,902,500
--------------------------------------------------------------
Swiss Bank Corp., Sub. Notes,
  7.38%, 06/15/17                       350,000        365,981
==============================================================
                                                     4,322,231
==============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-1.31%

Crown Castle International Corp.,
  Sr. Unsec. Notes, 10.75%,
  08/01/11                              600,000        640,500
--------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub.
  Disc. Notes, 11.88%, 10/15/07(b)      700,000        162,750
--------------------------------------------------------------
Nextel Communications, Inc., Sr.
  Notes, 9.50%, 02/01/11(c)             600,000        504,000
--------------------------------------------------------------
Nextel International Inc.-Series B,
  Sr. Unsec. Sub. Notes, 12.75%,
  08/01/10                              330,000        219,450
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-(CONTINUED)

SBA Communications Corp., Sr.
  Notes, 10.25%, 02/01/09(c)         $  590,000   $    590,000
==============================================================
                                                     2,116,700
==============================================================

TELECOMMUNICATIONS (LONG DISTANCE)-1.58%

360networks Inc. (Canada),
  Sr. Unsec. Sub. Yankee Notes,
  12.00%, 08/01/09                      230,000         32,200
--------------------------------------------------------------
  Sr. Yankee Notes, 12.50%,
    12/15/05                            430,000         60,200
--------------------------------------------------------------
Destia Communications, Inc., Sr.
  Unsec. Notes, 13.50%, 07/15/07(e)     750,000          2,813
--------------------------------------------------------------
MCI Communications Corp., Sr.
  Unsec. Putable Deb., 7.13%,
  06/15/27                            1,500,000      1,515,105
--------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Unsec. Notes, 11.25%,
  01/15/09                              750,000        153,750
--------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%,
  10/15/19                              200,000        206,588
--------------------------------------------------------------
Tele1 Europe B.V. (Netherlands),
  Sr. Unsec. Yankee Notes, 13.00%,
  05/15/09                              500,000        437,500
--------------------------------------------------------------
Versatel Telecom International N.V.
  (Netherlands), Sr. Yankee Notes,
  13.25%, 05/15/08                      340,000        144,500
==============================================================
                                                     2,552,656
==============================================================

TELEPHONE-1.81%

AT&T Canada Inc. (Canada),
  Sr. Disc. Yankee Notes, 9.95%,
  06/15/08(b)                           800,000        650,000
--------------------------------------------------------------
  Sr. Unsec. Yankee Notes 7.65%,
    09/15/06                            370,000        359,514
--------------------------------------------------------------
Intermedia Communications
  Inc.-Series B, Sr. Disc. Notes,
  11.25%, 07/15/07(b)                   700,000        581,000
--------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes,
  13.00%, 08/15/10                      535,000        382,525
--------------------------------------------------------------
Qwest Capital Funding Inc., Unsec.
  Gtd. Notes, 7.90%, 08/15/10
  (Acquired 02/13/01; Cost
  $940,032)(a)                          900,000        947,451
==============================================================
                                                     2,920,490
==============================================================

WASTE MANAGEMENT-1.72%

Allied Waste North America
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 08/01/09          300,000        310,500
--------------------------------------------------------------
Browning-Ferris Industries, Inc.,
  Deb., 9.25%, 05/01/21                 350,000        336,469
--------------------------------------------------------------
Waste Management, Inc.,
  Unsec. Putable Notes, 7.10%,
  08/01/26                            2,000,000      2,038,280
--------------------------------------------------------------
  Sr. Unsec Notes, 7.13%, 12/15/17       90,000         81,790
==============================================================
                                                     2,767,039
==============================================================
    Total U.S. Dollar Denominated
      Bonds & Notes (Cost
      $134,892,187)                                131,366,273
==============================================================
                                     PRINCIPAL
                                     AMOUNT(g)
NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-13.50%

CANADA-5.38%

AT&T Canada Inc. (Telephone), Sr.
  Unsec. Unsub. Notes, 7.15%,
  09/23/04                      CAD     800,000        515,212
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(g)       VALUE
CANADA-(CONTINUED)

Bell Mobility Cellular Inc.
  (Telecommunications-Cellular/Wireless),
  Unsec. Deb., 6.55%, 06/02/08  CAD  $  750,000   $    475,774
--------------------------------------------------------------
Canadian Government (Sovereign
  Debt), Bonds, 6.00%, 06/01/08 CAD   5,520,000      3,674,860
--------------------------------------------------------------
Canadian Pacific Ltd.
  (Manufacturing-Diversified),
  Unsec. Medium Term Notes, 5.85%,
  03/30/09 (Acquired 03/24/99; Cost
  $661,308)(a)                  CAD   1,000,000        635,251
--------------------------------------------------------------
Clearnet Communications Inc.
  (Telecommunications-Cellular/Wireless),
  Sr. Disc. Notes, 11.75%,
  08/13/07(b)   CAD                   1,100,000        678,614
--------------------------------------------------------------
  Sr. Unsec. Disc. Notes,
    10.40%, 05/15/08(b)         CAD   1,200,000        693,427
--------------------------------------------------------------
    10.75%, 02/15/09(b)         CAD   1,300,000        717,355
--------------------------------------------------------------
Export Development Corp. (Sovereign
  Debt), Sr. Unsec. Unsub. Bonds,
  6.50%, 12/21/04               NZD     415,000        171,208
--------------------------------------------------------------
Ontario (Province of) (Sovereign
  Debt), Unsec. Unsub. Notes,
  7.37%, 12/03/08               NZD   1,500,000        588,617
--------------------------------------------------------------
Rogers Cablesystems Ltd.
  (Broadcasting-Television, Radio &
  Cable), Sr. Sec. Second Priority
  Deb.,
  9.65%, 01/15/14               CAD     300,000        202,168
--------------------------------------------------------------
Westcoast Energy Inc. (Natural
  Gas)-Series V, Unsec. Deb.,
  6.45%, 12/18/06               CAD     500,000        330,524
==============================================================
                                                     8,683,010
==============================================================

FRANCE-0.24%

Vivendi Environnement (Water
  Utilities), Sr. Conv. Gtd. Bonds,
  1.50%, 01/01/05               EUR     150,000        380,358
==============================================================

GREECE-1.36%

Hellenic Republic (Sovereign Debt),
  Bonds, 6.00%, 05/19/10        EUR   2,400,000      2,199,863
==============================================================

NETHERLANDS-2.29%

Koninklijke (Royal) KPN N.V.
  (Telephone), Sr. Unsec. Unsub
  Notes, 6.25%, 10/04/05        EUR   1,000,000        863,746
--------------------------------------------------------------
KPNQwest N.V.
  (Telecommunications-Long
  Distance), Sr. Euro Notes, 8.88%,
  02/01/08 (Acquired 01/12/01; Cost
  $1,390,341)(a)                EUR   1,470,000      1,150,652
--------------------------------------------------------------
Mannesmann Finance B.V.
  (Machinery-Diversified), Gtd.
  Unsec. Unsub. Euro Notes, 4.75%,
  05/27/09                      EUR     690,000        558,731
--------------------------------------------------------------
Tecnost International Finance
  N.V.-Series E (Telephone), Gtd.
  Medium Term Euro Notes, 6.13%,
  07/30/09                      EUR     290,000        246,285
--------------------------------------------------------------
Tele1 Europe B.V.
  (Telecommunications-Long
  Distance),
  Sr. Euro Notes, 11.88%,
  12/01/09                      EUR     500,000        371,383
--------------------------------------------------------------
  Sr. Notes, 12.38%, 02/01/08
    (Acquired 01/24/01; Cost
    $628,963)(a)                EUR     670,000        507,499
==============================================================
                                                     3,698,296
==============================================================

                                     PRINCIPAL       MARKET
                                     AMOUNT(g)       VALUE
NEW ZEALAND-0.71%

Inter-American Development Bank
  (Banks-Money Center), Unsec.
  Bonds, 5.75%, 04/15/04        NZD   2,000,000   $    816,407
--------------------------------------------------------------
International Bank for
  Reconstruction &
  Development-Class E (Banks-Money
  Center), Unsec. Medium Term
  Notes, 5.50%, 04/15/04        NZD     800,000        323,666
==============================================================
                                                     1,140,073
==============================================================

NORWAY-0.09%

Enitel ASA (Telecommunications-Long
  Distance), Sr. Unsec. Unsub. Euro
  Notes, 12.50%, 04/15/10       EUR     300,000        142,420
==============================================================

UNITED KINGDOM-0.88%

British Sky Broadcasting Group PLC
  (Broadcasting-Television, Radio &
  Cable), Sr. Gtd. Unsec. Unsub.
  Bonds, 7.75%, 07/09/09        GBP     450,000        608,429
--------------------------------------------------------------
Jazztel PLC
  (Telecommunications-Long
  Distance), Sr. Unsec. Notes,
  13.25%, 12/15/09              EUR     285,000        131,744
--------------------------------------------------------------
Sutton Bridge Financing Ltd.
  (Electric Companies), Gtd. Bonds,
  8.63%, 06/30/22 (Acquired
  05/29/97; Cost $733,585)(a)   GBP     450,000        671,836
==============================================================
                                                     1,412,009
==============================================================

UNITED STATES OF AMERICA-2.55%

Federal National Mortgage
  Association (U.S. Government
  Agency), Sr. Unsub. Notes, 6.38%,
  08/15/07                      AUD   3,785,000      1,972,135
--------------------------------------------------------------
John Hancock Global Funding Ltd.
  (Insurance-Life/Health)-Series
  99-H, Sr. Sec. Sub. Medium Term
  Notes, 6.75%, 02/15/06        AUD     900,000        469,954
--------------------------------------------------------------
KFW International Finance
  (Sovereign Debt), Gtd. Unsec.
  Unsub. Euro Medium Term Notes,
  7.25%, 07/16/07               AUD   3,100,000      1,678,160
==============================================================
                                                     4,120,249
==============================================================
    Total Non-U.S. Dollar
      Denominated Bonds & Notes
      (Cost $24,878,437)                            21,776,278
==============================================================
                                       SHARES
STOCKS & OTHER EQUITY
  INTERESTS-0.45%

BANKS (REGIONAL)-0.42%

First Republic Capital Corp.-Series
  A-Pfd. (Acquired 05/26/99; Cost
  $750,000)(a)                              750        676,875
==============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.00%

Knology Inc-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost
  $0)(a)(h)                                 700              7
==============================================================

COMPUTERS (PERIPHERALS)-0.00%

Equinix Inc.-Wts., expiring
  12/01/07 (Acquired 05/30/00; Cost
  $0)(a)(h)                                 250          2,562
==============================================================

                                                     MARKET
                                       SHARES        VALUE
ELECTRICAL EQUIPMENT-0.00%

Electronic Retailing Systems
  International, Inc.-Wts.,
  expiring 02/01/04(h)                      290   $        290
==============================================================

RAILROADS-0.00%

Railamerica Transportation
  Corp.-Wts., expiring 08/15/10
  (Acquired 10/01/00; Cost
  $0)(a)(h)                                 375          7,594
==============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.03%

Enitel ASA (Norway)-Wts., expiring
  04/03/05 (Acquired 07/14/00; Cost
  $0)(a)(h)                                 300              3
--------------------------------------------------------------
Tele1 Europe Holding A.B.-ADR
  (Sweden)(f)                             8,806         32,582
--------------------------------------------------------------
Versatel Telecom International
  N.V.-ADR (Netherlands)(f)               2,450         10,878
==============================================================
                                                        43,463
==============================================================

TELEPHONE-0.00%

NTELOS Inc.-Wts., expiring 08/15/10
  (Acquired 11/15/00; Cost
  $0)(a)(h)                                 535            268
==============================================================
    Total Stocks & Other Equity
      Interests (Cost $955,250)                        731,059
==============================================================
                                     PRINCIPAL
                                       AMOUNT
U.S. GOVERNMENT AGENCY
  SECURITIES-5.62%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-4.91%

Pass through certificates,
  8.50%, 03/01/10                    $  627,221        652,699
--------------------------------------------------------------
Sub Notes, 5.88%, 03/21/11              200,000        194,016
--------------------------------------------------------------
TBA, 7.00%, 06/01/31(i)               7,000,000      7,065,413
==============================================================
                                                     7,912,128
==============================================================

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-0.71%

Unsec. Sub. Notes, 6.25%, 02/01/11    1,150,000      1,147,378
==============================================================
    Total U.S. Government Agency
      Securities (Cost $9,096,564)                   9,059,506
==============================================================

U.S. TREASURY SECURITIES-0.18%

U.S. TREASURY BONDS-0.18%

6.13%, 11/15/27 (Cost $298,473)         290,000        298,143
==============================================================

ASSET-BACKED SECURITIES-1.24%

AIRLINES-0.29%

Airplanes Pass Through Trust-Series
  D, Gtd. Sub. Euro Notes, 10.88%,
  03/15/19                              227,171        142,042
--------------------------------------------------------------
United Air Lines, Inc.-Series 95A2,
  Pass Through Ctfs., 9.56%,
  10/19/18                              300,000        319,875
==============================================================
                                                       461,917
==============================================================

ELECTRIC COMPANIES-0.13%

Beaver Valley II Funding Corp.,
  Sec. Lease Obligation Deb.,
  9.00%, 06/01/17                       200,000        212,384
==============================================================

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
FINANCIAL (DIVERSIFIED)-0.82%

Citicorp Lease-Class A2, Series
  1999-1, Pass Through Ctfs.,
  8.04%, 12/15/19 (Acquired
  06/01/00-01/25/01; Cost
  $1,312,194)                        $1,300,000   $  1,323,803
==============================================================
    Total Asset-Backed Securities
      (Cost $2,082,689)                              1,998,104
==============================================================
                                                     MARKET
                                       SHARES        VALUE
MONEY MARKET FUNDS-0.82%

STIC Liquid Assets Portfolio(j)         660,003   $    660,003
--------------------------------------------------------------
STIC Prime Portfolio(j)                 660,003        660,003
==============================================================
    Total Money Market Funds (Cost
      $1,320,006)                                    1,320,006
==============================================================
TOTAL INVESTMENTS-103.25% (Cost
  $173,523,606)                                    166,549,369
==============================================================
OTHER ASSETS LESS
  LIABILITIES-(3.25%)                               (5,243,134)
==============================================================
NET ASSETS-100.00%                                $161,306,235
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
AUD     - Australian Dollar
CAD     - Canadian Dollars
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
GDR     - Global Depositary Receipt
Gtd.    - Guaranteed
NZD     - New Zealand Dollar
Pfd.    - Preferred
RAPS    - Redeemable and Putable Securities
REGS    - Regulation S
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 04/30/01 was $20,190,594, which represented 12.52% of the Fund's net assets.
(b) Discounted security at issue. The interest rate represents the coupon rate at which the security will accrue at a specified future date.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(d) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity.
(e) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(f)  Non-income producing security.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h)  Acquired as part of a unit with or in exchange for other securities.
(i) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section G.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $173,523,606)                                 $166,549,369
------------------------------------------------------------
Foreign currencies, at value (cost $84,704)           84,961
------------------------------------------------------------
Receivables for:
  Investments sold                                   156,492
------------------------------------------------------------
  Capital stock sold                                 200,965
------------------------------------------------------------
  Dividends and interest                           3,432,169
------------------------------------------------------------
  Foreign currency contracts outstanding              11,537
------------------------------------------------------------
Investment for deferred compensation plan             31,221
------------------------------------------------------------
Other assets                                          22,226
============================================================
    Total assets                                 170,488,940
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            8,250,952
------------------------------------------------------------
  Capital stock reacquired                           297,580
------------------------------------------------------------
  Dividends                                          256,926
------------------------------------------------------------
  Foreign currency contracts closed                   27,927
------------------------------------------------------------
  Foreign currency contracts outstanding             116,833
------------------------------------------------------------
  Deferred compensation plan                          31,221
------------------------------------------------------------
Accrued administrative services fees                   4,250
------------------------------------------------------------
Accrued distribution fees                             66,940
------------------------------------------------------------
Accrued transfer agent fees                           63,014
------------------------------------------------------------
Accrued operating expenses                            67,062
============================================================
    Total liabilities                              9,182,705
============================================================
Net assets applicable to shares outstanding     $161,306,235
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $106,013,579
____________________________________________________________
============================================================
Class B                                         $ 53,060,034
____________________________________________________________
============================================================
Class C                                         $  2,232,622
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
____________________________________________________________
============================================================
  Outstanding                                     11,876,831
____________________________________________________________
============================================================
Class B:
  Authorized                                     200,000,000
____________________________________________________________
============================================================
  Outstanding                                      5,945,505
____________________________________________________________
============================================================
Class C:
  Authorized                                     200,000,000
____________________________________________________________
============================================================
  Outstanding                                        250,207
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       8.93
------------------------------------------------------------
  Offering price per share:
  (Net asset value of $8.93 divided by 95.25%)  $       9.38
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       8.92
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       8.92
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Interest                                         $ 6,635,970
============================================================
Dividends (net of foreign withholding tax of
  $99)                                                93,234
------------------------------------------------------------
    Total investment income                        6,729,204
============================================================

EXPENSES:

Advisory fees                                        577,623
------------------------------------------------------------
Administrative services fees                          24,935
------------------------------------------------------------
Custodian fees                                        20,441
------------------------------------------------------------
Distribution fees -- Class A                         265,162
------------------------------------------------------------
Distribution fees -- Class B                         284,350
------------------------------------------------------------
Distribution fees -- Class C                          10,078
------------------------------------------------------------
Transfer agent fees -- Class A                       124,473
------------------------------------------------------------
Transfer agent fees -- Class B                        66,928
------------------------------------------------------------
Transfer agent fees -- Class C                         2,372
------------------------------------------------------------
Directors' fees                                        3,231
------------------------------------------------------------
Other                                                 96,338
============================================================
    Total expenses                                 1,475,931
============================================================
Less: Fees waived                                   (292,353)
------------------------------------------------------------
    Expenses paid indirectly                          (1,892)
============================================================
    Net expenses                                   1,181,686
============================================================
Net investment income                              5,547,518
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (2,222,433)
------------------------------------------------------------
  Foreign currencies                                  65,156
------------------------------------------------------------
  Foreign currency contracts                         512,178
============================================================
                                                  (1,645,099)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            2,685,488
------------------------------------------------------------
  Foreign currencies                                   5,416
------------------------------------------------------------
  Foreign currency contracts                        (732,088)
============================================================
                                                   1,958,816
============================================================
Net gain from investment securities, foreign
  currencies and foreign currency contracts          313,717
============================================================
Net increase in net assets resulting from
  operations                                     $ 5,861,235
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                                APRIL 30,       OCTOBER 31,
                                                                  2001             2000
                                                              -------------    -------------
OPERATIONS:

  Net investment income                                       $   5,547,518    $   7,916,929
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts            (1,645,099)     (10,136,782)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and foreign currency
    contracts                                                     1,958,816        1,174,196
============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                  5,861,235       (1,045,657)
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (3,674,487)        (697,810)
--------------------------------------------------------------------------------------------
  Class B                                                        (1,826,747)        (427,241)
--------------------------------------------------------------------------------------------
  Class C                                                           (64,747)         (22,193)
--------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                                --       (4,541,889)
--------------------------------------------------------------------------------------------
  Class B                                                                --       (2,529,211)
--------------------------------------------------------------------------------------------
  Class C                                                                --          (95,826)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                           225,120       60,321,560
--------------------------------------------------------------------------------------------
  Class B                                                        (7,478,810)      29,421,207
--------------------------------------------------------------------------------------------
  Class C                                                           457,102           41,717
============================================================================================
    Net increase (decrease) in net assets                        (6,501,334)      80,424,657
============================================================================================

NET ASSETS:

  Beginning of period                                           167,807,569       87,382,912
============================================================================================
  End of period                                               $ 161,306,235    $ 167,807,569
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 310,959,955    $ 317,756,543
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               (64,372)         (45,909)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (142,496,003)    (140,850,904)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                    (7,093,345)      (9,052,161)
============================================================================================
                                                              $ 161,306,235    $ 167,807,569
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Income Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is high current income. Its secondary objective is protection of principal and growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

     The Fund may have a return of capital at the end of its fiscal year.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The Fund has a capital loss carryforward of $140,223,848 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S.

   dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

     Outstanding foreign currency contracts at April 30, 2001 were as follows:

                             CONTRACT TO                        UNREALIZED
SETTLEMENT             -----------------------                 APPRECIATION
   DATE     CURRENCY    DELIVER      RECEIVE       VALUE      (DEPRECIATION)
----------  --------   ----------   ----------   ----------   --------------
06/08/01      AUD       1,500,000   $  776,250   $  764,713     $  11,537
06/29/01      AUD       6,500,000    3,237,000    3,313,135       (76,135)
06/11/01      CAD       1,600,000    1,016,067    1,041,459       (25,392)
06/25/01      EUR       1,800,000    1,586,160    1,596,054        (9,894)
06/29/01      NZD       4,400,000    1,808,400    1,813,812        (5,412)
============================================================================
                       15,800,000   $8,423,877   $8,529,173     $(105,296)
____________________________________________________________________________
============================================================================



G. Mortgage Dollar Rolls -- The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

H. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with AIM Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.70% of the first $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit total operating expenses of Class A shares to 1.50%. For the six months ended April 30, 2001, AIM waived fees of $292,353.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $24,935 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $130,582 for such services.
  The Company has entered into master distribution agreements with AIM Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $265,162, $284,350 and $10,078, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $6,743 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $2,636 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 2001, the Fund paid legal fees of $1,563 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,892 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,892.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $96,049,986 and $103,364,970, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 2,599,289
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (9,573,526)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $(6,974,237)
_________________________________________________________
=========================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                    APRIL 30, 2001               OCTOBER 31, 2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      1,267,345    $ 11,499,935     2,364,069    $ 22,041,534
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        440,669       4,006,101       696,358       6,483,160
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         68,177         618,908        70,602         655,664
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        300,743       2,725,533       423,455       3,901,231
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        137,646       1,246,885       225,452       2,081,717
----------------------------------------------------------------------------------------------------------------------
  Class C                                                          5,361          48,615         9,446          87,470
======================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                             --              --     7,153,743      65,569,432
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --     4,551,701      41,673,944
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        22,050         202,039
======================================================================================================================
Reacquired:
  Class A                                                     (1,542,631)    (14,000,348)   (3,345,608)    (31,190,637)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,410,191)    (12,731,796)   (2,239,193)    (20,817,614)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        (23,113)       (210,421)      (96,253)       (903,456)
======================================================================================================================
                                                                (755,994)   $ (6,796,588)    9,835,822    $ 89,784,484
______________________________________________________________________________________________________________________
======================================================================================================================

(*) As of the close of business on June 16, 2000, the Fund acquired all the net assets of AIM Global Government Income pursuant to a plan of reorganization approved by AIM Global Government Income Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 11,727,494 shares of the Fund for 13,800,813 shares of AIM Global Government Income Fund outstanding as of the close of business on June 16, 2000. AIM Global Government Income Fund's net assets at that date of $107,445,415, including ($5,147,862) of unrealized (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $75,391,518.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED                               YEAR ENDED OCTOBER 31,
                                                APRIL 30,        ----------------------------------------------------------------
                                                   2001            2000          1999          1998          1997         1996(a)
                                                ----------       --------       -------       -------       -------       -------
Net asset value, beginning of period             $   8.91        $   9.72       $ 10.60       $ 10.93       $ 10.85       $ 10.74
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.31            0.66          0.67          0.71          0.72          0.79
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         0.02           (0.79)        (0.86)        (0.27)         0.21          0.25
=================================================================================================================================
    Total from investment operations                 0.33           (0.13)        (0.19)         0.44          0.93          1.04
=================================================================================================================================
Less distributions:
  Dividends from net investment income              (0.31)          (0.13)        (0.61)        (0.61)        (0.72)        (0.81)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --              --            --         (0.07)        (0.13)        (0.12)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                   --           (0.55)        (0.08)        (0.09)           --            --
=================================================================================================================================
    Total distributions                             (0.31)          (0.68)        (0.69)        (0.77)        (0.85)        (0.93)
=================================================================================================================================
Net asset value, end of period                   $   8.93        $   8.91       $  9.72       $ 10.60       $ 10.93       $ 10.85
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                      3.72%          (1.38)%       (1.94)%        3.95%         9.05%        10.22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $106,014        $105,636       $51,077       $58,115       $30,924       $21,926
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   1.25%(c)        1.25%         1.25%         1.23%         1.25%         1.25%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                1.61%(c)        1.71%         1.67%         1.73%         1.86%         2.02%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average
  net assets                                         6.90%(c)        6.97%         6.54%         6.38%         6.54%         7.27%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                59%            184%           93%           47%           61%           83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $106,943,936.

                                                                                     CLASS B
                                                ---------------------------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED                               YEAR ENDED OCTOBER 31,
                                                APRIL 30,        ----------------------------------------------------------------
                                                   2001            2000          1999          1998          1997         1996(a)
                                                ----------       --------       -------       -------       -------       -------
Net asset value, beginning of period             $   8.91        $   9.72       $ 10.59       $ 10.92       $ 10.84       $ 10.73
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.29            0.61          0.62          0.65          0.67          0.74
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         0.01           (0.79)        (0.85)        (0.27)         0.21          0.24
=================================================================================================================================
    Total from investment operations                 0.30           (0.18)        (0.23)         0.38          0.88          0.98
=================================================================================================================================
Less distributions:
  Dividends from net investment income              (0.29)          (0.12)        (0.56)        (0.55)        (0.67)        (0.75)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --              --            --         (0.07)        (0.13)        (0.12)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                   --           (0.51)        (0.08)        (0.09)           --            --
=================================================================================================================================
    Total distributions                             (0.29)          (0.63)        (0.64)        (0.71)        (0.80)        (0.87)
=================================================================================================================================
Net asset value, end of period                   $   8.92        $   8.91       $  9.72       $ 10.59       $ 10.92       $ 10.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                      3.34%          (1.94)%       (2.37)%        3.38%         8.48%         9.66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $ 53,060        $ 60,391       $34,423       $36,525       $25,121       $16,787
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   1.75%(c)        1.75%         1.75%         1.75%         1.76%         1.75%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                2.11%(c)        2.21%         2.17%         2.25%         2.37%         2.53%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average
  net assets                                         6.40%(c)        6.47%         6.04%         5.87%         6.03%         6.77%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                59%            184%           93%           47%           61%           83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $57,341,247.

                                                                                            CLASS C
                                                              -------------------------------------------------------------------
                                                                                                                       AUGUST 4,
                                                                                                                         1997
                                                              SIX MONTHS                                              (DATE SALES
                                                                ENDED               YEAR ENDED OCTOBER 31,            COMMENCED)
                                                              APRIL 30,        --------------------------------       OCTOBER 31,
                                                                 2001           2000         1999         1998          1997(a)
                                                              ----------       ------       ------       ------       -----------
Net asset value, beginning of period                            $ 8.91         $ 9.71       $10.59       $10.92         $10.76
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.29           0.60         0.62         0.66           0.15
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.01          (0.77)       (0.86)       (0.28)          0.17
=================================================================================================================================
    Total from investment operations                              0.30          (0.17)       (0.24)        0.38           0.32
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.29)         (0.12)       (0.56)       (0.55)         (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --           --        (0.07)         (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                                --          (0.51)       (0.08)       (0.09)            --
=================================================================================================================================
    Total distributions                                          (0.29)         (0.63)       (0.64)       (0.71)         (0.16)
=================================================================================================================================
Net asset value, end of period                                  $ 8.92         $ 8.91       $ 9.71       $10.59         $10.92
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                   3.34%         (1.84)%       2.47%        3.39%          2.99%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,233         $1,780       $1,884       $1,785         $  242
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.75%(c)       1.75%        1.75%        1.73%          1.76%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.11%(c)       2.21%        2.17%        2.22%          2.37%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net assets              6.41%(c)       6.47%        6.04%        5.88%          6.03%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             59%           184%          93%          47%            61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $2,032,344.
(d)  Annualized.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Directors of the Company, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended October 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended October 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended October 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
  Neither the Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of directors is elected by you to look after your interests as a mutual-fund shareholder. Directors' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 directors are independent. In other words, they have no affiliation with AIM except as independent fund directors charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as directors.

  Listed below are the members of the board of directors of your mutual fund and their respective titles.

BOARD OF DIRECTORS                               OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                 Robert H. Graham                        11 Greenway Plaza
Chairman, President and                          Chairman and President                  Suite 100
Chief Executive Officer                                                                  Houston, TX 77046
A I M Management Group Inc.                      Carol F. Relihan
                                                 Senior Vice President and Secretary     INVESTMENT ADVISOR
Bruce L. Crockett
Director                                         Gary T. Crum                            A I M Advisors, Inc.
ACE Limited;                                     Senior Vice President                   11 Greenway Plaza
Formerly Director, President, and                                                        Suite 100
Chief Executive Officer                          Edgar M. Larsen                         Houston, TX 77046
COMSAT Corporation                               Vice President
                                                                                         TRANSFER AGENT
Owen Daly II                                     Dana R. Sutton
Formerly Director                                Vice President and Treasurer            A I M Fund Services, Inc.
Cortland Trust Inc.                                                                      P.O. Box 4739
                                                 Robert G. Alley                         Houston, TX 77210-4739
Albert R. Dowden                                 Vice President
Chairman of the Board of Directors,                                                      CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and      Melville B. Cox
Director, Magellan Insurance Company,            Vice President                          State Street Bank and Trust Company
Formerly Director, President and                                                         225 Franklin Street
Chief Executive Officer,                         Mary J. Benson                          Boston, MA 02110
Volvo Group North America, Inc.; and             Assistant Vice President and
Senior Vice President, AB Volvo                  Assistant Treasurer                     COUNSEL TO THE FUND

Edward K. Dunn Jr.                               Sheri Steward Morris                    Ballard Spahr
Chairman, Mercantile Mortgage Corp.;             Assistant Vice President and            Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,            Assistant Treasurer                     1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                 Philadelphia, PA 19103
President, Mercantile Bankshares                 Juan E. Cabrera, Jr.
                                                 Assistant Secretary                     COUNSEL TO THE DIRECTORS
Jack M. Fields
Chief Executive Officer                          Jim A. Coppedge                         Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                      Assistant Secretary                     919 Third Avenue
Formerly Member                                                                          New York, NY 10022
of the U.S. House of Representatives             Renee A. Friedli
                                                 Assistant Secretary                     DISTRIBUTOR
Carl Frischling
Partner                                          P. Michelle Grace                       A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP            Assistant Secretary                     11 Greenway Plaza
                                                                                         Suite 100
Prema Mathai-Davis                               John H. Lively                          Houston, TX 77046
Formerly Chief Executive Officer,                Assistant Secretary
YWCA of the U.S.A.
                                                 Nancy L. Martin
Lewis F. Pennock                                 Assistant Secretary
Partner
Pennock & Cooper                                 Ofelia M. Mayo
                                                 Assistant Secretary
Louis S. Sklar
Executive Vice President                         Lisa A. Moss
Hines Interests                                  Assistant Secretary
Limited Partnership
                                                 Kathleen J. Pflueger
                                                 Assistant Secretary

                                                 Stephen R. Rimes
                                                 Assistant Secretary

                                                 Timothy D. Yang
                                                 Assistant Secretary

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                      -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                             RISK TOLERANCE AND YOUR

                                  TIME HORIZON.

                      -------------------------------------

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS     A I M Management Group Inc. has provided
                                                                               leadership in the mutual fund industry since
        MORE AGGRESSIVE                           MORE AGGRESSIVE              1976 and managed approximately $154 billion
                                                                               in assets for nine million shareholders,
AIM Small Cap Opportunities(1)     AIM Latin American Growth                   including individual investors, corporate
AIM Mid Cap Opportunities(1)       AIM Developing Markets                      clients and financial institutions, as of
AIM Large Cap Opportunities(2)     AIM European Small Company                  March 31, 2001.
AIM Emerging Growth                AIM Asian Growth                                The AIM Family of Funds--Registered
AIM Small Cap Growth(1)            AIM Japan Growth                            Trademark-- is distributed nationwide, and
AIM Aggressive Growth              AIM International Emerging Growth           AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth                 AIM European Development                    complex in the United States in assets under
AIM Small Cap Equity               AIM Euroland Growth                         management, according to Strategic Insight,
AIM Capital Development            AIM Global Aggressive Growth                an independent mutual fund monitor.
AIM Constellation                  AIM International Equity                        AIM is a subsidiary of AMVESCAP PLC, one of
AIM Dent Demographic Trends        AIM Advisor International Value             the world's largest independent financial
AIM Select Growth                  AIM Worldwide Spectrum                      services companies with $370 billion in
AIM Large Cap Growth               AIM Global Trends                           assets under management as of March 31, 2001.
AIM Weingarten                     AIM Global Growth
AIM Mid Cap Equity
AIM Value II                                     MORE CONSERVATIVE
AIM Charter
AIM Value                                       SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                   MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                       AIM New Technology
AIM Advisor Flex                   AIM Global Telecommunications and Technology
                                   AIM Global Infrastructure
       MORE CONSERVATIVE           AIM Global Resources
                                   AIM Global Financial Services
                                   AIM Global Health Care
                                   AIM Global Consumer Products and Services
                                   AIM Advisor Real Estate
                                   AIM Global Utilities

                                                 MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS                TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                           MORE AGGRESSIVE

AIM Strategic Income               AIM High Income Municipal
AIM High Yield II                  AIM Tax-Exempt Bond of Connecticut
AIM High Yield                     AIM Municipal Bond
AIM Income                         AIM Tax-Free Intermediate
AIM Global Income                  AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                      MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       GLI-SAR-1
A I M Distributors, Inc.